                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3009
                                  ---------------------------------------------

                            Columbia Funds Trust II
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

        One Financial Center, Boston, Massachusetts              02111
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

                             Vincent Pietropaolo, Esq.
                         Columbia Management Group, Inc.
                               One Financial Center
                                 Boston, MA 02111
-------------------------------------------------------------------------------
                       (Name and address of agent for service)

Registrant's telephone number, including area code: 1-617-772-3698
                                                   ----------------------------

Date of fiscal year end: March 31, 2004
                        --------------------------
Date of reporting period: March 31, 2004
                         -------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

[GRAPHIC]

COLUMBIA MONEY

MARKET FUND

ANNUAL REPORT

MARCH 31, 2004

[COLUMBIAFUNDS(R) LOGO]

A MEMBER OF COLUMBIA MANAGEMENT GROUP

TABLE OF CONTENTS

Fund Profile                                                                   1

Economic Update                                                                2

Portfolio Manager's Report                                                     3

Financial Statements                                                           4

   Investment Portfolio                                                        5

   Statement of Assets and Liabilities                                        10

   Statement of Operations                                                    11

   Statements of Changes in Net Assets                                        12

   Notes to Financial Statements                                              13

   Financial Highlights                                                       18

Report of Independent Registered Public Accounting Firm                       22

Unaudited Information                                                         23

Trustees                                                                      24

Officers                                                                      26

Important Information About This Report                                       27

Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

  NOT FDIC    MAY LOSE VALUE
  INSURED   -----------------
            NO BANK GUARANTEE

TO OUR FELLOW SHAREHOLDERS

                                                      COLUMBIA MONEY MARKET FUND

DEAR SHAREHOLDER:

We are pleased to let you know that FleetBoston Financial Corporation and Bank of America Corporation have merged, effective April 1, 2004. As a result of the merger, Columbia Management Group became part of the Bank of America family of companies. Looking ahead, we believe this merger will be a real benefit to our shareholders. Preserving and leveraging our strengths, the combined organization intends to deliver additional research and management capabilities, as well as new products to you.

There are no immediate changes planned for fund names or customer service contacts. As always, we will provide you with updates at www.columbiafunds.com or through other communications, such as newsletters and shareholder reports.

As you might know, on March 15, 2004, FleetBoston Financial announced an agreement in principle with the staff of the Securities and Exchange Commission ("SEC") and the New York Attorney General to settle charges involving market timing in Columbia Management mutual funds. (Bank of America came to a similar settlement in principle at the same time.) The agreement requires the final approval of the SEC. This action reflects our full cooperation with the investigation and our strong wish to put this regrettable situation behind us. Columbia Management has taken and will continue to take steps to strengthen policies, procedures and oversight to curb frequent trading of Columbia fund shares.

We want you to know that all of the members of your fund's Board of Trustees are independent of the fund's advisor and its affiliates. In addition, the board has been energetic over the past year in strengthening its capacity to oversee the Columbia funds. Recently, the Board of Trustees:

- APPOINTED A CHIEF COMPLIANCE OFFICER OF THE COLUMBIA FUNDS, WHO REPORTS DIRECTLY TO EACH FUND'S AUDIT COMMITTEE. TRUSTEES WERE ALSO ASSIGNED TO FOUR SEPARATE INVESTMENT OVERSIGHT COMMITTEES, EACH DEDICATED TO MONITORING PERFORMANCE OF INDIVIDUAL FUNDS.

- VOTED TO DOUBLE THE REQUIRED INVESTMENT BY EACH TRUSTEE IN THE COLUMBIA FUNDS -- TO FURTHER ALIGN THE INTERESTS OF THE TRUSTEES WITH THOSE OF OUR FUND SHAREHOLDERS. AT THE SAME TIME, NEW POLICIES WERE INSTITUTED REQUIRING ALL INVESTMENT PERSONNEL AND TRUSTEES TO HOLD THEIR COLUMBIA FUND SHARES FOR A MINIMUM OF ONE YEAR (UNLESS EXTRAORDINARY CIRCUMSTANCES WARRANT AN EXCEPTION TO BE GRANTED BY SENIOR EXECUTIVES OF THE ADVISOR FOR INVESTMENT PERSONNEL AND BY A DESIGNATED COMMITTEE FOR THE BOARD).

Both your fund's trustees and Columbia Management are committed to serving the interests of our shareholders, and we will continue to work hard to help you achieve your financial goals.

In the pages that follow, you'll find valuable information about the economic environment during the period and the performance of your Columbia fund. These discussions are followed by financial statements for your fund. We hope that you will take time to read this report and discuss it with your financial advisor if you have any questions.

As always, thank you for choosing Columbia funds. It is a privilege to play a role in your financial future.

Sincerely,

/s/ Thomas C. Theobald              /s/ J. Kevin Connaughton

Thomas C. Theobald                  J. Kevin Connaughton
Chairman, Board of Trustees         President, Columbia Funds

J. Kevin Connaughton was named president of Columbia Funds on February 27, 2004.

FUND PROFILE

                                                      COLUMBIA MONEY MARKET FUND

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.

PORTFOLIO BREAKDOWN AS OF 03/31/04 (%)

   US government agency obligations         34.8
   Corporate bonds                          21.5
   Commercial paper                         17.5
   Municipal bonds                          17.0
   Certificates of deposit                   6.1
   Bank notes                                4.4
   Short term obigation                      0.0

PORTFOLIO MATURITY AS OF 03/31/04 (%)

   1-4 days                                  6.1
   5-14 days                                35.2
   15-29 days                               23.4
   30-59 days                               11.2
   More than 59 days                        24.1

Portfolio breakdown is calculated as a percentage of net assets. Portfolio maturity is calculated as a percentage of total investments.

[SIDENOTE]

SUMMARY

- FOR THE NINE-MONTH PERIOD ENDED MARCH 31, 2004, THE FUND'S CLASS A SHARES RETURNED 0.22% WITHOUT SALES CHARGE.

- THE FUND'S RETURN WAS IN LINE WITH THE AVERAGE RETURN OF ITS PEER GROUP, THE LIPPER MONEY MARKET FUNDS CATEGORY, WHICH WAS 0.26%.

CLASS A SHARES                                0.22%
LIPPER MONEY MARKET FUNDS CATEGORY            0.26%

                                    OBJECTIVE

    Seeks maximum current income consistent with capital perservation and the maintenance of liquidity.

                                TOTAL NET ASSETS

                                 $574.8 million

ECONOMIC UPDATE

                                                      COLUMBIA MONEY MARKET FUND

The US economy moved ahead at a strong but uneven pace during the nine-month period that began July 1, 2003 and ended March 31, 2004. Annualized GDP for the third quarter of 2003 was an impressive 8.2%. For the fourth quarter, the pace of growth slowed to 4.1%, yet comfortably above the economy's long-term average growth rate of 3.0%. GDP growth for first quarter of 2004 was 4.2%.

Although job growth was slow to catch on, the economy showed signs of improvement on all fronts. Consumer spending rose as a sizeable package of tax cuts, implemented in 2003, gave disposable income a boost. Low interest rates fueled another round of mortgage refinancing late in the period, which further enhanced household income. Early in 2004, consumer confidence slipped as the labor market continued to cloud the outlook despite a pick-up in the number of new jobs added in March. Nevertheless, housing and retail sales showed steady gains throughout the period.

After two years of holding back, the business sector began to show signs of improvement late in 2003. Industrial production registered steady gains. Business spending on technology rose. And late in the period, spending on capital equipment also picked up.

BONDS DELIVERED SOLID GAINS

Despite concerns that a stronger economy would translate into higher interest rates--and lower bond prices--the US bond market continued to deliver respectable gains during the nine-month period. However, July and August were volatile months as the yield on the 10-year US Treasury bond spiked above 4.6% on the heels of strong economic data, then dropped to 3.8% by the end of the period.

High-yield bonds were the top performers in the fixed income markets, but their performance slipped in the final quarter of the period. Treasury bonds, which are more sensitive to changing interest rates, were the primary beneficiaries of falling interest rates. The Merrill Lynch US High Yield, Cash Pay Index returned 10.94% for the nine-month period covered by this report, while the Lehman Brothers Aggregate Bond Index gained 2.83%. Money market fund yields remained below 1%, as the Federal Reserve Board kept short-term interest rates at their historical lows.

US STOCKS HEADED HIGHER

The US stock market snapped a three-year losing streak in 2003. However, its rate of return slowed in the final months of the period as mixed economic and profit data and renewed fears about terrorism gave investors pause. The S&P 500 Index returned 17.09% for this nine-month period. Small company stocks outperformed large company stocks, as evidenced by the 32.74% return of the Russell 2000 Index, a measure of the performance of 2,000 small company stocks.

[SIDENOTE]

SUMMARY
FOR THE NINE-MONTH PERIOD ENDED MARCH 31, 2004

- A STRENGTHENING ECONOMY ACCOUNTED FOR CONTINUED STRONG GAINS FROM HIGH-YIELD BONDS, AS EVIDENCED BY THE DOUBLE-DIGIT RETURN OF THE MERRILL LYNCH US HIGH YIELD, CASH PAY INDEX. OVERALL, DECLINING INTEREST RATES AND THE FED'S COMMITMENT TO HOLD THE LINE ON SHORT-TERM INTEREST RATES TRANSLATED INTO RESPECTABLE RETURNS FOR THE LEHMAN BROTHERS AGGREGATE BOND INDEX.

MERRILL LYNCH INDEX               10.94%
LEHMAN INDEX                       2.83%

- THE US STOCK MARKET GAINED GROUND AS THE ECONOMY STRENGTHENED AND CORPORATE PROFITS ROSE. SMALL CAP STOCKS LED THE WAY. THE S&P 500 INDEX RETURNED 17.09%. THE RUSSELL 2000 INDEX GAINED 32.74%.

S&P 500 INDEX                     17.09%
RUSSELL 2000 INDEX                32.74%

The Merrill Lynch US High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds.

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues.

The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks.

The Russell 2000 Index is an unmanaged index that tracks the performance of 2,000 small US companies based on total market capitalizations.

PORTFOLIO MANAGER'S REPORT

                                                      COLUMBIA MONEY MARKET FUND

The Board of Trustees for Columbia Money Market Fund has approved the change of the fund's fiscal year end from June 30 to March 31. As a result, this report covers the nine-month period since the last annual report. The next report you receive will be for the six-month period ending September 30, 2004. For the nine-month period ended March 31, 2004, Columbia Money Market Fund class A shares returned 0.22%. The fund's return was slightly lower than the average return of its peer group, the Lipper Money Market Funds Category, which returned 0.26% for the same period.(1)

OPERATING IN A LOW YIELD ENVIRONMENT

The weighted average maturity of our peer group was longer than that of the fund, which may have contributed to the slight yield advantage for the peer group during the period. Yields on short-term fixed-income obligations were held back over the past year, as short-term interest rates remained at historical lows. These historically low rates combined with mixed expectations for the Fed's next move made for a challenging period for managing the fund. The fund's weighted average maturity at the end of the period was approximately 50 days.

MAINTAINED EMPHASIS ON FLOATING RATE SECURITIES

The fund invested about 35% of its assets in US government agency debt. These securities, both floating and fixed rate, enabled the fund to pick up some additional yield without taking on any significant credit risk at the long end of our maturity spectrum. Additionally, more than half of the fund's assets were invested in floating rate securities. We continued to add to these positions during the period. Yields on floating-rate notes are generally higher than those of comparable fixed-rate securities. The yields on the floating rate securities owned by the fund are pegged to the London Interbank Offering Rate (LIBOR), a feature that ensures that the interest rates earned are market rates.

Although we cannot predict when the Federal Reserve Board will revise its policy and raise short-term interest rates, we believe our emphasis on floating-rate notes will position the fund well in anticipation of higher rates.

[PHOTO OF KAREN M. ARNEIL]

Karen Arneil, CFA, has managed Columbia Money Market Fund since July 2002 and has been with the advisor and its predecessors since 1996.

/s/ Karen M. Arneil

(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

[SIDENOTE]

DISTRIBUTIONS DECLARED PER SHARE 07/01/03 - 03/31/04 ($)

   Class A                        0.002
   Class B                        0.001
   Class C                        0.001
   Class Z                        0.002

7-DAY YIELDS ON 03/31/04 (%)

   Class A                         0.46
   Class B                         0.10
   Class C                         0.10
   Class Z                         0.46

30-day yields on 03/31/04 (%)

   Class A                         0.45
   Class B                         0.10
   Class C                         0.10
   Class Z                         0.45

The 30-day SEC yields reflect the portfolios earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE INVESTMENT RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THE SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiafunds.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

FINANCIAL STATEMENTS

MARCH 31, 2004                                        COLUMBIA MONEY MARKET FUND

A GUIDE TO UNDERSTANDING YOUR FUND'S FINANCIAL STATEMENTS

INVESTMENT PORTFOLIO

The investment portfolio details all of the fund's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

STATEMENT OF ASSETS AND LIABILITIES

This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

STATEMENT OF OPERATIONS

This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. The Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

STATEMENT OF CHANGES IN NET ASSETS

This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

NOTES TO FINANCIAL STATEMENTS

These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

FINANCIAL HIGHLIGHTS

The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses the classes' performance and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

INVESTMENT PORTFOLIO

MARCH 31, 2004                                        COLUMBIA MONEY MARKET FUND

                                                                                                       PAR ($)      VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------
BANK NOTES - 4.4%

                                      Bank One NA,
                                         1.170% 04/13/04 (a)                                        25,000,000     25,000,701

                                                                                              Total Bank Notes
                                                                                         (cost of $25,000,701)     25,000,701

CERTIFICATES OF DEPOSIT - 6.1%

                                      Canadian Imperial
                                       Bank of Commerce,
                                         1.140% 03/15/08 (a)                                        20,000,000     20,000,000
                                      Rabobank Nederland NY,
                                         1.330% 04/19/04                                            15,000,000     15,000,000

                                                                                 Total Certificates of Deposit
                                                                                         (cost of $35,000,000)     35,000,000

COMMERCIAL PAPER - 17.5%

                                      Falcon Asset Securitization Corp.,
                                         1.020% 04/05/04 (b)                                        10,000,000     9,998,867
                                      Goldman Sachs Group LP,
                                         1.170% 05/28/04                                            15,000,000     14,972,213
                                      Govco, Inc.,
                                         1.030% 05/24/04 (b)                                        10,000,000      9,984,836
                                      Greenwich Capital Holdings Funding,
                                         1.040% 05/11/04                                            15,000,000     14,982,667
                                      Iowa Student Loan,
                                       (SPA: Lloyds TSB Bank PLC)
                                         1.040% 04/27/04                                            10,010,000     10,002,481
                                      Long Island College Hospital NY,
                                       (LOC: Landesbank Hessen-Thurigen GZ)
                                         1.050% 04/08/04                                             5,700,000      5,698,836
                                      UBS Financial Delaware LLC,
                                         1.060% 04/01/04                                            25,000,000     25,000,000
                                      Windmill Funding Corp.,
                                         1.020% 04/20/04 (b)                                        10,000,000      9,994,617

                                                                                        Total Commercial Paper
                                                                                        (cost of $100,634,517)    100,634,517

CORPORATE BONDS - 21.5%

                                      Abbott Laboratories,
                                         5.125% 07/01/04                                             2,300,000      2,321,643
                                      American Express Credit Corp.:
                                         1.150% 03/05/08 (a)                                        13,000,000     13,000,000
                                         1.110% 07/19/04 (a)(c)                                     12,000,000     12,000,000
                                      American Honda Finance Corp.:
                                         1.270% 07/15/04 (a)(c)                                     12,000,000     12,006,671
                                         1.300% 10/07/04 (a)(c)                                      5,000,000      5,004,929
                                      Autumn House at Powder Mill, Inc.,
                                       (LOC: SunTrust Bank)
                                         1.120% 02/01/28 (a)                                         3,860,000      3,860,000
                                      Best One Tire & Services LLC,
                                       (LOC: Fifth Third Bank)
                                         1.120% 02/01/18 (a)                                         7,095,000      7,095,000
                                      Chargin Valley Partners LLC,
                                       (LOC: Fifth Third Bank)
                                         1.120% 11/01/13 (a)                                         1,180,000      1,180,000

                                              See notes to investment portfolio.

                                                                                                       PAR ($)      VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - (CONTINUED)

                                      Congregation Mkor Shalom,
                                       (LOC: Fifth Third Bank)
                                         1.160% 06/01/23 (a)                                         2,320,000      2,320,000
                                      Connecticut Water Co.,
                                       (LOC: Royal Bank of Scotland)
                                         1.100% 01/04/29 (a)                                         4,500,000      4,500,000
                                      Crescent Paper Tube Co.,
                                       (LOC: Fifth Third Bank)
                                         1.120% 08/01/22 (a)                                         2,240,000      2,240,000
                                      Crestmont Nursing Home,
                                       (LOC: Fifth Third Bank)
                                         1.070% 03/01/24 (a)                                         1,000,000      1,000,000
                                      Crestmont Realty Corp.,
                                       (LOC: Fifth Third Bank)
                                         1.120% 11/01/22 (a)                                         4,185,000      4,185,000
                                      Dominican Sisters,
                                       (LOC: Fifth Third Bank)
                                         1.120% 10/01/23 (a)                                         3,450,000      3,450,000
                                      General Electric Capital Corp.:
                                         1.170% 09/16/04 (a)                                        13,000,000     13,007,459
                                         7.250% 05/03/04                                             9,390,000      9,438,407
                                      Michigan Equity Group,
                                       (LOC: Fifth Third Bank)
                                         1.120% 09/01/51 (a)                                         2,080,000      2,080,000
                                      Morgan Stanley Dean Witter & Co.,
                                         1.100% 12/29/04 (a)                                        12,000,000     12,000,000
                                      PCP Investors LLC,
                                       (LOC: Wells Fargo Bank)
                                         1.150% 01/01/24 (a)                                         2,000,000      2,000,000
                                      Precision Radiotherapy LLC,
                                       (LOC: Fifth Third Bank)
                                         1.120% 08/01/18 (a)                                         2,430,000      2,430,000
                                      PS Greetings, Inc.,
                                       (LOC: LaSalle Bank)
                                         1.210% 12/01/33 (a)                                         1,080,000      1,080,000
                                      Shephard Capital LLC,
                                       (LOC: Wachovia Bank)
                                         1.210% 03/15/49 (a)                                         2,070,000      2,070,000
                                      Skeletal Properties LLC,
                                       (LOC: Fifth Third Bank)
                                         1.120% 11/01/14 (a)                                         2,000,000      2,000,000
                                      Titan Holdings Group LLC,
                                       (LOC: Fifth Third Bank)
                                         1.120% 05/01/12 (a)                                         1,000,000      1,000,000
                                      Young Men's Christian Association,
                                       (LOC: Wachovia Bank)
                                         1.090% 02/01/24 (a)                                         2,490,000      2,490,000

                                                                                         Total Corporate Bonds
                                                                                        (cost of $123,759,109)    123,759,109

MUNICIPAL BONDS - 17.0%

                                      Abag Finance Authority for Nonprofit Corps.,
                                       California Multifamily Revenue:
                                       Bachenheimer Building Apartments,
                                       (Credit Support: FNMA)
                                         1.080% 07/15/32 (a)                                         2,100,000      2,100,000

See notes to investment portfolio.

                                                                                                       PAR ($)      VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

                                      Darling Florist Building Apartments,
                                       (Credit Support: FNMA)
                                         1.080% 07/15/35 (a)                                         1,500,000      1,500,000
                                      Fine Arts Building Apartments,
                                       (Credit Support: FNMA)
                                         1.080% 07/15/35 (a)                                         3,800,000      3,800,000
                                      Breckinridge County KY Lease Program
                                       Revenue, Kentucky Association of
                                       Counties Leasing Trust,
                                       (LOC: Bank One N.A.)
                                         1.120% 02/01/32 (a)                                         3,600,000      3,600,000
                                      California Statewide Communities
                                       Development Authority, Vineyard
                                       Creek Apartments, (LOC: FHLB)
                                         1.100% 12/01/36 (a)                                         3,700,000      3,700,000
                                      City of Baltimore MD,
                                       (FSA INS)/(SPA: Bank of America)
                                         1.100% 10/15/22 (a)                                         4,000,000      4,000,000
                                      First Pentecostal Church, Inc.,
                                       Noblesville, IN,
                                       (LOC: Bank One N.A.)
                                         1.110% 11/01/26 (a)                                         1,660,000      1,660,000
                                      Iowa Finance Authority, Health Care
                                       Facilities Revenue, St. Luke's Health
                                       System, (LOC: GE Capital Corp.)
                                         1.080% 03/01/18 (a)                                         2,850,000      2,850,000
                                      Jackson County MI Economic
                                       Development Corp, Vista Grande Villa,
                                       (LOC: LaSalle Bank)
                                         1.100% 11/01/31 (a)                                        10,100,000     10,100,000
                                      Michigan State University Revenue,
                                       (SPA: Landesbank Hessen-Thurigen GZ)
                                         1.090% 02/15/33 (a)                                         9,850,000      9,850,000
                                      Missouri Development Finance
                                       Board, Cultural Facilities Revenue,
                                       Nelson Gallery Foundation,
                                       (Credit Support: MBIA INS)
                                       (SPA: JP Morgan Chase Bank)
                                         1.120% 12/01/31 (a)                                        11,500,000     11,500,000
                                      New Jersey Economic Development
                                       Authority State Pension Funding,
                                       (FSA INS)/(SPA: Dexia Credit Local de France)
                                         1.090% 02/15/29 (a)                                        19,000,000     19,000,000
                                      San Antonio Educational Facilities
                                       Revenue Corp., St. Anthony Catholic High
                                       School, (LOC: Bank One N.A.)
                                         1.140% 12/01/23 (a)                                         1,070,000      1,070,000
                                      Texas State Public Finance Authority,
                                         1.080% 06/01/04                                            23,000,000     23,000,000

                                                                                         Total Municipal Bonds
                                                                                         (cost of $97,730,000)     97,730,000

                                              See notes to investment portfolio.

                                                                                                       PAR ($)      VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY
 OBLIGATIONS - 34.8%
                                      Federal Home Loan Bank:
                                         1.010% 04/25/05 (a)                                         7,000,000      6,996,998
                                         1.040% 04/19/05 (a)                                        15,000,000     14,995,300
                                         1.350% 04/15/05                                             6,000,000      6,000,000
                                         1.350% 04/29/05                                             7,000,000      7,000,000
                                         3.375% 06/15/04                                            20,000,000     20,091,728
                                         4.875% 04/16/04                                            10,000,000     10,014,404
                                      Federal Home Loan Mortgage Corp.:
                                         1.040% 05/20/04 (d)                                         4,800,000      4,793,205
                                         1.040% 05/28/04 (d)                                         3,000,000      2,995,060
                                         1.085% 11/07/05 (a)                                         8,000,000      8,000,000
                                         1.110% 10/07/05 (a)                                        30,000,000     30,000,000
                                         1.145% 04/02/04 (d)                                         7,655,000      7,654,757
                                         1.180% 06/21/04 (d)                                         8,700,000      8,676,901
                                         1.270% 07/23/04 (d)                                         7,712,000      7,681,257
                                         1.290% 08/12/04 (d)                                        15,000,000     14,928,512
                                         3.000% 07/15/04                                            10,000,000     10,054,245
                                      Federal National Mortgage Association:
                                         1.040% 03/23/05 (d)                                        25,000,000     24,995,098
                                         1.610% 12/30/04                                            15,000,000     15,000,000

                                                                                         Total U.S. Government
                                                                                            Agency Obligations
                                                                                        (cost of $199,877,465)    199,877,465

SHORT-TERM OBLIGATION - 0.0%

                                      Repurchase agreement with State Street Bank
                                       Trust & Co., dated 03/31/04, due 04/01/04 at
                                       1.010%, collateralized by a U.S. Government
                                       Agency Obligation maturing 06/17/05, market
                                       value $145,620 (repurchase proceeds $138,004)
                                       (cost of $138,000)                                              138,000        138,000

                                      TOTAL INVESTMENTS - 101.3%
                                      (COST OF $582,139,792) (e)                                                  582,139,792

                                      OTHER ASSETS & LIABILITIES, NET - (1.3)%                                     (7,335,239)

                                      NET ASSETS - 100.0%                                                         574,804,553

     NOTES TO INVESTMENT PORTFOLIO:

(a) Floating rate note whose interest rate is reset periodically based on an index. The rate shown reflects the rate in effect at March 31, 2004.

(b) Represents private placement securities exempt from registration by Section 4(2) of the Securities Act of 1933. These securities generally are issued to investors who agree that they are purchasing the securities for investments and not for public distribution. Any resale by the Fund must be in an exempt transaction, normally to other institutional investors. At March 31, 2004, the aggregate amortized cost of the Fund's private placement securities were $29,978,320 which represents 5.2% of net assets. None of these securities were deemed illiquid.

See notes to financial statements.

(c) This security is exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2003, the value of these securities amounted to $29,011,600 which represents 5.0% of net assets.

(d)  These issuers show the rate of discount at time of purchase.

(e) Cost for both financial statement and federal income tax purposes is the same.

   ACRONYM             NAME
   Abag                Association of Bay Area Government
   FHLB                Federal Home Loan Bank
   FNMA                Federal National Mortgage Association
   FSA                 Financial Security Assurance
   INS                 Insured
   LOC                 Letter of Credit/Line of Credit
   MBIA                Municipal Bond Insurance Association
   SPA                 Stand-by Purchase Agreement

                                              See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2004                                        COLUMBIA MONEY MARKET FUND

                                                                                                                          ($)
-----------------------------------------------------------------------------------------------------------------------------
                             ASSETS   Investments, at cost                                                        582,139,792
                                                                                                                 ------------
                                      Investments, at value                                                       582,139,792
                                      Cash                                                                             11,532
                                      Receivable for:
                                         Fund shares sold                                                             549,588
                                         Interest                                                                   1,503,301
                                      Expense reimbursement due from Investment Advisor                                56,345
                                      Deferred Trustees' compensation plan                                             20,919
                                                                                                                 ------------
                                                                                                  Total Assets    584,281,477

                        LIABILITIES   Payable for:
                                         Investments purchased                                                      7,000,000
                                         Fund shares repurchased                                                    1,830,775
                                         Distributions                                                                  5,947
                                         Investment advisory fee                                                      116,174
                                         Administration fee                                                           121,327
                                         Transfer agent fee                                                           211,013
                                         Pricing and bookkeeping fees                                                  21,466
                                         Trustees' fees                                                                   853
                                         Custody fee                                                                    1,508
                                         Distribution and service fees                                                 75,676
                                      Deferred Trustees' fees                                                          20,919
                                      Other liabilities                                                                71,266
                                                                                                                 ------------
                                                                                             Total Liabilities      9,476,924

                                                                                                    NET ASSETS    574,804,553

          COMPOSITION OF NET ASSETS   Paid-in capital                                                             574,841,746
                                      Overdistributed net investment income                                           (30,652)
                                      Accumulated net realized loss                                                    (6,541)

                                                                                                    NET ASSETS    574,804,553

                            CLASS A   Net assets                                                                  228,749,537
                                      Shares outstanding                                                          228,802,720
                                      Net asset value and offering price per share                                       1.00(a)


                            CLASS B   Net assets                                                                   82,338,097
                                      Shares outstanding                                                           82,370,247
                                      Net asset value and offering price per share                                       1.00(a)

                            CLASS C   Net assets                                                                   15,392,864
                                      Shares outstanding                                                           15,397,862
                                      Net asset value and offering price per share                                       1.00(a)

                            CLASS Z   Net assets                                                                  248,324,055
                                      Shares outstanding                                                          248,576,032
                                      Net asset value and offering price per share                                       1.00

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

STATEMENT OF OPERATIONS

MARCH 31, 2004                                        COLUMBIA MONEY MARKET FUND

                                                                                             FOR THE PERIOD      FOR THE YEAR
                                                                                            ENDED MARCH 31,    ENDED JUNE 30,
                                                                                                 2004(a)($)           2003($)
-----------------------------------------------------------------------------------------------------------------------------
                  INVESTMENT INCOME   Interest                                                    5,071,862        10,356,589

                           EXPENSES   Expenses allocated from Portfolio                                  --            62,591
                                      Investment advisory fee                                     1,089,504         1,604,484
                                      Administration fee                                          1,072,804         1,618,442
                                      Distribution fee:
                                         Class B                                                    552,648           935,260
                                         Class C                                                     86,813           149,072
                                      Service fee:
                                         Class B                                                    184,216           311,753
                                         Class C                                                     28,955            49,713
                                      Transfer agent fee                                          1,516,303         2,361,034
                                      Pricing and bookkeeping fees                                  112,053           248,577
                                      Trustees' fees                                                 20,155            24,509
                                      Custody fee                                                    15,120            16,583
                                      Merger expense                                                     --            39,150
                                      Other expenses                                                228,050           232,322
                                                                                            ---------------------------------
                                         Total Expenses                                           4,906,621         7,653,490
                                      Fees and expenses waived by Investment Advisor               (173,055)               --
                                      Distribution and service fees reimbursed
                                       by Investment
                                         Advisor:
                                         Class B                                                   (601,801)         (700,271)
                                         Class C                                                    (25,058)          (12,527)
                                      Fees waived by Distributor - Class C                          (69,440)         (119,245)
                                      Custody earnings credit                                        (1,009)           (3,126)
                                                                                            ---------------------------------
                                         Net Expenses                                             4,036,258         6,818,321
                                                                                            ---------------------------------
                                      Net Investment Income                                       1,035,604         3,538,268

        NET REALIZED GAIN (LOSS) ON   Net realized loss on investments                                 (149)               --
                        INVESTMENTS                                                         ---------------------------------
                                      Net Increase in Net Assets from Operations                  1,035,455         3,538,268

(a)  The Fund changed its fiscal year end from June 30 to March 31.

                                              See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

MARCH 31, 2004                                        COLUMBIA MONEY MARKET FUND

                                                                             PERIOD ENDED        YEAR ENDED        YEAR ENDED
                                                                                MARCH 31,          JUNE 30,          JUNE 30,
INCREASE (DECREASE) IN NET ASSETS:                                             2004(a)($)        2003(b)($)          2002 ($)
-----------------------------------------------------------------------------------------------------------------------------
                         OPERATIONS   Net investment income                     1,035,604         3,538,268         3,766,522

                                      Net realized loss on investments               (149)               --                --
                                                                          ---------------------------------------------------
                                         Net Increase from Operations           1,035,455         3,538,268         3,766,522

          DISTRIBUTIONS DECLARED TO   From net investment income:
                       SHAREHOLDERS      Class A                                 (441,305)       (1,493,624)       (2,973,519)
                                         Class B                                  (73,946)         (208,504)         (644,928)
                                         Class C                                  (12,956)          (55,169)         (156,549)
                                         Class Z                                 (588,244)       (1,763,556)               --
                                                                          ---------------------------------------------------
                                           Total Distributions Declared
                                             to Shareholders                   (1,116,451)       (3,520,853)       (3,774,996)

                 SHARE TRANSACTIONS   Class A:
                                         Subscriptions                        271,755,492       910,150,826       863,868,895
                                         Distributions reinvested                 412,583         1,302,088         2,488,176
                                         Redemptions                         (309,985,945)     (855,426,770)     (845,560,093)
                                                                          ---------------------------------------------------
                                           Net Increase (Decrease)            (37,817,870)       56,026,144        20,796,978
                                      Class B:
                                         Subscriptions                         54,247,449       155,689,122       133,987,302
                                         Distributions reinvested                  64,742           158,062           555,248
                                         Redemptions                          (82,734,676)     (141,953,170)     (118,589,391)
                                                                          ---------------------------------------------------
                                           Net Increase (Decrease)            (28,422,485)       13,894,014        15,953,159
                                      Class C:
                                         Subscriptions                         33,670,794       120,063,340       106,686,947
                                         Distributions reinvested                  10,662            45,279           128,677
                                         Redemptions                          (35,609,703)     (123,559,631)      (96,052,718)
                                                                          ---------------------------------------------------
                                           Net Increase (Decrease)             (1,928,247)       (3,451,012)       10,762,906
                                      Class Z:
                                         Subscriptions                        167,190,771       262,511,827                --
                                         Proceeds received in
                                          connection with merger                       --       338,355,029                --
                                         Distributions reinvested                 565,585         1,710,449                --
                                         Redemptions                         (208,829,522)     (313,151,895)               --
                                                                          ---------------------------------------------------
                                           Net Increase (Decrease)            (41,073,166)      289,425,410                --

                                           Net Increase (Decrease) from
                                            Share Transactions               (109,241,768)      355,894,556        47,513,043
                                                                          ---------------------------------------------------
                                           Total Increase (Decrease)
                                            in Net Assets                    (109,322,764)      355,911,971        47,504,569

                         NET ASSETS   Beginning of period                     684,127,317       328,215,346       280,710,777
                                      End of period                           574,804,553       684,127,317       328,215,346
                                      Undistributed (overdistributed)
                                       net investment income at end of
                                       period                                     (30,652)           42,533           (14,032)

                  CHANGES IN SHARES   Class A:
                                         Subscriptions                        271,755,491       910,150,825       863,870,771
                                         Issued for distributions
                                          reinvested                              412,582         1,302,088         2,488,176
                                         Redemptions                         (309,985,944)     (855,426,769)     (845,563,936)
                                                                          ---------------------------------------------------
                                           Net Increase (Decrease)            (37,817,871)       56,026,144        20,795,011
                                      Class B:
                                         Subscriptions                         54,247,449       155,689,123       133,987,311
                                         Issued for distributions
                                          reinvested                               64,742           158,062           555,248
                                         Redemptions                          (82,734,670)     (141,953,166)     (118,589,191)
                                                                          ---------------------------------------------------
                                           Net Increase (Decrease)            (28,422,479)       13,894,019        15,953,368
                                      Class C:
                                         Subscriptions                         33,670,794       120,063,342       106,687,018
                                         Issued for distributions
                                          reinvested                               10,662            45,279           128,677
                                         Redemptions                          (35,609,703)     (123,559,630)      (96,052,717)
                                                                          ---------------------------------------------------
                                           Net Increase (Decrease)             (1,928,247)       (3,451,009)       10,762,978
                                      Class Z:
                                         Subscriptions                        167,190,771       262,735,612                --
                                         Issued in connection with
                                          merger                                       --       338,355,029                --
                                         Issued for distributions
                                          reinvested                              565,585         1,710,449                --
                                         Redemptions                         (208,829,520)     (313,151,894)               --
                                                                          ---------------------------------------------------
                                           Net Increase (Decrease)            (41,073,164)      289,649,196                --

(a)  The Fund changed its fiscal year end from June 30 to March 31.

(b)  Class Z shares commenced operations on July 29, 2002.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2004                                        COLUMBIA MONEY MARKET FUND

NOTE 1. ORGANIZATION

Columbia Money Market Fund (the "Fund"), a series of Columbia Funds Trust II (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company.

INVESTMENT GOAL

The Fund seeks maximum current income consistent with capital preservation and the maintenance of liquidity.

FUND SHARES

The Fund may issue an unlimited number of shares, and offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own sales charge and expense structure.

Class A shares are sold at net asset value. Class A shares are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months on an original purchase of $1 million to $25 million. When exchanged for Class A shares in another Columbia Fund, a sales charge may be imposed. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

On October 13, 2003, the Liberty Money Market Fund was renamed Columbia Money Market Fund. Also on this date, the Liberty Funds Trust II was renamed Columbia Funds Trust II.

The fiscal year end of the Fund was changed from June 30 to March 31. Accordingly, the Fund's fiscal year ended on March 31, 2004.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

Securities in the Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act provided certain conditions are met. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the period ended March 31, 2004, permanent differences resulting primarily from differing treatments for return of capital distributions were identified and reclassified among the components of the Fund's net assets as follows:


   OVERDISTRIBUTED     ACCUMULATED
   NET INVESTMENT     NET REALIZED    PAID-IN
       INCOME             LOSS        CAPITAL
   ---------------------------------------------
     $   7,662           $   (2)      $ (7,660)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the period ended and the year ended March 31, 2004 and June 30, 2003, respectively, was as follows:

                                  MARCH 31, 2004    JUNE 30, 2003
--------------------------------------------------------------------
   Distributions paid from:
     Ordinary Income*                $ 1,116,451      $ 3,520,853

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

     YEAR OF EXPIRATION      CAPITAL LOSS CARRYFORWARD
 --------------------------------------------------------
            2005                     $   266
            2006                       2,756
            2007                       1,437
            2008                       1,578
            2009                         355
            2012                         149
                                     --------
            Total                    $ 6,541

Of the capital loss carryforwards attributable to the Fund, $4,030 ($266 will expire March 31, 2005, $2,756 will expire March 31, 2006, $13 will expire March 31, 2007 and $995 will expire March 31, 2008) was obtained in the merger with Stein Roe Cash Reserves Fund.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

INVESTMENT ADVISORY FEE

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston was acquired by Bank of America Corporation ("BOA"). Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets as follows:

      AVERAGE DAILY NET ASSETS    ANNUAL FEE RATE
   -------------------------------------------------
         First $500 million           0.250%
          Next $500 million           0.225%
           Over $1 billion            0.200%

For the period July 1, 2003 through October 31, 2003, Columbia voluntarily waived its investment advisory fee by 0.08% annually of the Fund's average daily net assets.

For the period ended March 31, 2004 and the year ended June 30, 2003, the Fund's annualized effective investment advisory fee rates were 0.21% and 0.24%, respectively.

ADMINISTRATION FEE

Columbia provides accounting and other services for a monthly administration fee based on the Fund's average daily net assets as follows:

      AVERAGE DAILY NET ASSETS    ANNUAL FEE RATE
   --------------------------------------------------
         First $500 million            0.250%
          Next $500 million            0.200%
           Over $1 billion             0.150%

For the period ended March 31, 2004 and the year ended June 30, 2003, the Fund's annualized effective administration fee rates were 0.24% and 0.24%, respectively.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services. For the period ended March 31, 2004 and the year ended June 30, 2003, the Fund's annualized effective pricing and bookkeeping fee rates were 0.025% and 0.036%, respectively.

TRANSFER AGENT FEE

Columbia Funds Services, Inc. (the "Transfer Agent"), formerly Liberty Funds Services, Inc., an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $33.50 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to November 1, 2003, the Transfer Agent was entitled to receive a monthly transfer agent fee at the annual rate of 0.06% of the Fund's average daily net assets plus flat-rate charges based on the number of shareholder accounts and transactions. The Transfer Agent was also entitled to receive reimbursement for certain out-of-pocket expenses.

For the period ended March 31, 2004 and the year ended June 30, 2003, the Fund's annualized effective transfer agent fee rates, inclusive of out-of-pocket fees, were 0.34% and 0.34%, respectively.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Funds Distributor, Inc. (the "Distributor"), formerly Liberty Funds Distributor, Inc., an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund. For the period ended March 31, 2004, the Distributor has received CDSC fees of $91,751, $544,399 and $14,171 on Class A, Class B and Class C share redemptions, respectively. For the year ended June 30, 2003, the Distributor has received CDSC fees of $270,386, $1,224,387 and $104,612 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund. The Plan also requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it will not exceed 0.15% annually of Class C average daily net assets. In addition, Columbia has voluntarily agreed to reimburse a portion of the Class B and Class C share distribution and service fees.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

CUSTODY CREDITS

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 5. LINE OF CREDIT

The Fund and other affiliated funds participate in a $350,000,000 credit facility, which is used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to the Fund based on its borrowings. In addition, the Fund has agreed to pay commitment fees on its pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. Prior to April 26, 2003, the Fund participated in a separate credit agreement with similar terms to its existing agreement. For the period ended March 31, 2004 and the year ended June 30, 2003, the Fund did not borrow under these arrangements.

NOTE 6. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

LEGAL PROCEEDINGS

Columbia, the Distributor, and certain of their affiliates (collectively, "The Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds. The Columbia Group has not uncovered any instances where Columbia or the Distributor were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and the Distributor, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and the Distributor alleging that Columbia and the Distributor had violated certain New York anti-fraud statutes. If either Columbia or the Distributor is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, the Distributor or any company that is an affiliated person of Columbia and the Distributor from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia and the Distributor that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and the Distributor entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and the Distributor agreed, inter alia, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and the Distributor to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and the Distributor's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group has agreed to reduce mutual fund fees by $80 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

NOTE 7. SUBSEQUENT EVENT

On April 1, 2004, FleetBoston, including the Fund's investment advisor and distributor, was acquired by BOA. The merger did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

NOTE 8. BUSINESS COMBINATIONS AND MERGERS

As of the end of business on July 26, 2002, the net assets of Stein Roe Cash Reserves Fund were transferred to the Fund in a tax-free exchange and shareholders of Stein Roe Cash Reserves Fund received shares of the Fund in exchange for their shares as follows:

                        NET ASSETS OF THE STEIN ROE CASH
       SHARES ISSUED         RESERVES FUND RECEIVED
    ---------------------------------------------------------
        338,355,029              $ 338,355,029

                         NET ASSETS OF
     NET ASSETS          STEIN ROE CASH      NET ASSETS OF
       OF THE            RESERVES FUND          THE FUND
     FUND PRIOR        IMMEDIATELY PRIOR      IMMEDIATELY
   TO COMBINATION        TO COMBINATION     AFTER COMBINATION
   -------------------------------------------------------------
    $ 354,468,496         $ 338,355,029        $ 692,823,525

PORTFOLIO STRUCTURE

Prior to July 29, 2002, the Fund invested substantially all of its assets in the SR&F Cash Reserves Portfolio (the "Portfolio") as part of a master/feeder structure. The Portfolio allocated income, expenses, realized and unrealized gains (losses) to each investor on a daily basis, based on methods in compliance with the Internal Revenue Service. Prior to the reorganization described above, the Fund's pro-rata share of the net assets of the Portfolio were distributed to the Fund based on allocation methods in compliance with the Internal Revenue Service.

FINANCIAL HIGHLIGHTS

                                                      COLUMBIA MONEY MARKET FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                     PERIOD ENDED
                                       MARCH 31,                                YEAR ENDED JUNE 30,
CLASS A SHARES                          2004(a)          2003(b)         2002(b)     2001(b)        2000(b)       1999(b)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                  $    1.000        $    1.000      $    1.000  $    1.000     $    1.000     $    1.000
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                     0.002(c)          0.006(c)        0.015       0.052          0.052          0.046
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income               (0.002)           (0.006)         (0.015)     (0.052)        (0.052)        (0.046)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD       $    1.000        $    1.000      $    1.000  $    1.000     $    1.000     $    1.000
Total return (d)                           0.22%(e)(f)       0.60%           1.56%       5.34%(f)       5.26%(f)       4.70%(f)
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE
NET ASSETS/SUPPLEMENTAL DATA:
Expenses                                   0.88%(g)(h)       0.89%(g)        1.01%       0.70%          0.65%(g)       0.68%(g)
Net investment income                      0.27%(g)(h)       0.61%(g)        1.54%       5.31%          5.13%(g)       4.61%(g)
Waiver/reimbursement                       0.04%(h)            --              --        0.19%          0.19%          0.19%
Net assets, end of
period (000's)                       $  228,750        $  266,602      $  210,616  $  189,822     $  178,678     $  157,790
---------------------------------------------------------------------------------------------------------------------------

(a)  The Fund changed its fiscal year end from June 30 to March 31.

(b) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the SR&F Cash Reserves Portfolio, prior to the merger.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Not annualized.

(f) Had the Investment Advisor, Administrator and/or Distributor not waived a portion of expenses, total return would have been reduced.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.

                                     PERIOD ENDED
                                       MARCH 31,                                YEAR ENDED JUNE 30,
CLASS B SHARES                          2004(a)          2003(b)         2002(b)     2001(b)        2000(b)       1999(b)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                  $    1.000        $    1.000      $    1.000  $    1.000     $    1.000     $    1.000
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                     0.001(c)          0.002(c)        0.007       0.042          0.041          0.036
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income               (0.001)           (0.002)         (0.007)     (0.042)        (0.041)        (0.036)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD       $    1.000        $    1.000      $    1.000  $    1.000     $    1.000     $    1.000
Total return (d)(e)                        0.08%(f)          0.17%           0.73%       4.31%          3.99%          3.68%
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE
NET ASSETS/SUPPLEMENTAL DATA:
Expenses                                   1.06%(g)(h)       1.41%(g)        1.84%       1.70%          1.65%(g)       1.68%(g)
Net investment income                      0.09%(g)(h)       0.10%(g)        0.71%       4.31%          4.13%(g)       3.61%(g)
Waiver/reimbursement                       0.86%(h)          0.56%           0.17%       0.19%          0.19%          0.19%
Net assets, end of
period (000's)                       $   82,338        $  110,776      $   96,827  $   80,879     $   69,214     $   93,821
---------------------------------------------------------------------------------------------------------------------------

(a)  The Fund changed its fiscal year end from June 30 to March 31.

(b) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the SR&F Cash Reserves Portfolio, prior to the merger.

(c) Per share data was calculated using average shares outstanding for the period.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e) Had the Investment Advisor, Administrator and/or Distributor not waived a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.

                                     PERIOD ENDED
                                       MARCH 31,                                YEAR ENDED JUNE 30,
CLASS C SHARES                          2004(a)          2003(b)         2002(b)     2001(b)        2000(b)       1999(b)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                  $    1.000        $    1.000      $    1.000  $    1.000     $    1.000     $    1.000
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                     0.001(c)          0.003(c)        0.011       0.048          0.048          0.042
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income               (0.001)           (0.003)         (0.011)     (0.048)        (0.048)        (0.042)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD       $    1.000        $    1.000      $    1.000  $    1.000     $    1.000     $    1.000
Total return (d)(e)                        0.08%(f)          0.27%           1.16%       4.93%          4.71%          4.30%
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE
NET ASSETS/SUPPLEMENTAL DATA:
Expenses                                   1.06%(g)(h)       1.23%(g)        1.41%       1.10%          1.05%(g)       1.08%(g)
Net investment income                      0.10%(g)(h)       0.30%(g)        1.14%       4.91%          4.73%(g)       4.21%(g)
Waiver/reimbursement                       0.86%(h)          0.66%           0.60%       0.79%          0.79%          0.79%
Net assets, end of
period (000's)                       $   15,393        $   17,324      $   20,772  $   10,010     $    3,950     $    2,194
---------------------------------------------------------------------------------------------------------------------------

(a)  The Fund changed its fiscal year end from June 30 to March 31.

(b) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the SR&F Cash Reserves Portfolio, prior to the merger.

(c) Per share data was calculated using average shares outstanding for the period.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e) Had the Investment Advisor, Administrator and/or Distributor not waived a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.

                                                PERIOD ENDED    PERIOD ENDED
                                                  MARCH 31,       JUNE 30,
CLASS Z SHARES                                     2004(a)        2003(b)
----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $    1.000      $    1.000
----------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                             0.002           0.006
----------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                           (0.002)         (0.006)
----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $    1.000      $    1.000
Total return (d)(e)                                    0.22%(f)        0.55%
----------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)(h)                                        0.88%           0.89%
Net investment income (g)(h)                           0.27%           0.61%
Waiver/reimbursement (h)                               0.04%             --
Net assets, end of period (000's)                $  248,324      $  289,425
----------------------------------------------------------------------------

(a)  The Fund changed its fiscal year end from June 30 to March 31.

(b) Class Z shares were initially offered on July 29, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Not annualized.

(f) Had the Investment Advisor and/or Administrator not waived a portion of expenses, total return would have been reduced.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                                                      COLUMBIA MONEY MARKET FUND

TO THE TRUSTEES OF COLUMBIA FUNDS TRUST II AND THE SHAREHOLDERS OF COLUMBIA MONEY MARKET FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Money Market Fund (the "Fund") (a series of Columbia Funds Trust II) at March 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for the nine month period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2004 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial statements of the Fund as of June 30, 2003 and for the five years in the period then ended were audited by other independent accountants whose report dated August 19, 2003 expressed an unqualified opinion on those statements.


PricewaterhouseCoopers LLP
Boston, Massachusetts
May 19, 2004

UNAUDITED INFORMATION

                                                      COLUMBIA MONEY MARKET FUND

CHANGE IN INDEPENDENT AUDITORS

On March 1, 2004, Ernst & Young LLP ("E&Y") resigned as the Fund's independent auditors. During the two most recent fiscal years, E&Y's audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two most recent fiscal years and through March 1, 2004, there were no disagreements between the Fund and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of E&Y would have caused it to make reference to the disagreement in its report on the financial statements for such years. Effective March 1, 2004, PricewaterhouseCoopers LLP was appointed as the independent auditors of the Fund for the fiscal year ended March 31, 2004.

TRUSTEES

                                                      COLUMBIA MONEY MARKET FUND

Effective October 8, 2003, Patrick J. Simpson and Richard L. Woolworth were appointed to the Board of Trustees of the Fund. Messrs. Simpson and Woolworth had been directors of 15 Columbia Funds and 20 funds in the CMG Fund Trust. Also effective October 8, 2003, the incumbent trustees of the Fund were elected as directors of the 15 Columbia Funds and as trustees of the 20 funds in the CMG Fund Trust. The new combined Board of Trustees/Directors of the Fund now oversees 118 funds in the Columbia Funds Complex (including the former Liberty Funds, former Stein Roe Funds, Columbia Funds and CMG Funds). Several of these trustees/directors also serve on the Boards of other funds in the Columbia Funds Complex.

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

NAME, ADDRESS AND AGE, POSITION WITH FUNDS,  PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN COLUMBIA FUNDS
YEAR FIRST ELECTED OR APPOINTED TO OFFICE(1) COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD
DISINTERESTED TRUSTEES

DOUGLAS A. HACKER (age 48)                   Executive Vice President-Strategy of United Airlines (airline) since December 2002
P.O. Box 66100                               (formerly President of UAL Loyalty Services (airline) from September 2001 to December
Chicago, IL 60666                            2002; Executive Vice President and Chief Financial Officer of United Airlines from
Trustee (since 1996)                         July 1999 to September 2001; Senior Vice President-Finance from March 1993 to July
                                             1999). Oversees 118, Orbitz (online travel company)

JANET LANGFORD KELLY (age 46)                Private Investor since March 2004 (formerly Chief Administrative Officer and Senior
9534 W. Gull Lake Drive                      Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to
Richland, MI 49083-8530                      March 2004; Executive Vice President-Corporate Development and Administration,
Trusttee (since 1996)                        General Counsel and Secretary, Kellogg Company (food manufacturer), from September
                                             1999 to August 2003; Senior Vice President, Secretary and General Counsel, Sara Lee
                                             Corporation (branded, packaged, consumer-products manufacturer) from January 1995 to
                                             September 1999). Oversees 118, None

RICHARD W. LOWRY (age 68)                    Private Investor since August 1987 (formerly Chairman and Chief Executive Officer,
10701 Charleston Drive                       U.S. Plywood Corporation (building products manufacturer). Oversees 120(3), None
Vero Beach, FL 32963
Trustee (since 1995)

CHARLES R. NELSON (age 61)                   Professor of Economics, University of Washington, since January 1976; Ford and Louisa
Department of Economics                      Van Voorhis Professor of Political Economy, University of Washington, since September
University of Washington                     1993; (formerly Director, Institute for Economic Research, University of Washington
Seattle, WA 98195                            from September 2001 to June 2003) Adjunct Professor of Statistics, University of
Trustee (since 1981)                         Washington, since September 1980; Associate Editor, Journal of Money Credit and
                                             Banking, since September 1993; consultant on econometric and statistical matters.
                                             Oversees 118, None

(1) In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds complex.

NAME, ADDRESS AND AGE, POSITION WITH FUNDS,  PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN COLUMBIA FUNDS
YEAR FIRST ELECTED OR APPOINTED TO OFFICE(1) COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD
DISINTERESTED TRUSTEES

JOHN J. NEUHAUSER (age 61)                   Academic Vice President and Dean of Faculties since August 1999, Boston College
84 College Road                              (formerly Dean, Boston College School of Management from September 1977 to September
Chestnut Hill, MA 02467-3838                 1999). Oversees 121(3),(4), Saucony, Inc. (athletic footwear)
Trustee (since 1985)

PATRICK J. SIMPSON (age 59)                  Partner, Perkins Coie L.L.P. (law firm). Oversees 118, None
1120 N.W. Couch Street
Tenth Floor
Portland, OR 97209-4128
Trustee (since 2000)

THOMAS E. STITZEL (age 68)                   Business Consultant since 1999 (formerly Professor of Finance from 1975 to 1999,
2208 Tawny Woods Place                       College of Business, Boise State University); Chartered Financial Analyst. Oversees
Boise, ID 83706                              118, None
Trustee (since 1998)

THOMAS C. THEOBALD (age 67)                  Managing Director, William Blair Capital Partners (private equity investing) since
227 West Monroe Street,                      September 1994. Oversees 118, Anixter International (network support equipment
Suite 3500                                   distributor), Jones Lang LaSalle (real estate management services), MONY Group (life
Chicago, IL 60606                            insurance) and Ventas, Inc (real estate investment trust)
Trustee and Chairman of the Board(5)
(since 1996)

ANNE-LEE VERVILLE (age 58)                   Retired since 1997 (formerly General Manager, Global Education Industry, IBM
359 Stickney Hill Road                       Corporation (computer and technology) from 1994 to 1997). Oversees 119(4), Chairman
Hopkinton, NH 03229                          of the Board of Directors, Enesco Group, Inc. (designer, importer and distributor of
Trustee (since 1998)                         giftware and collectibles)

RICHARD L. WOOLWORTH (age 63)                Retired since December 2003 (formerly Chairman and Chief Executive Officer, The
100 S.W. Market Street #1500                 Regence Group (regional health insurer); Chairman and Chief Executive Officer,
Portland, OR 97207                           BlueCross BlueShield of Oregon; Certified Public Accountant, Arthur Young & Company).
Trustee (since 1991)                         Oversees 118, Northwest Natural Gas Co. (natural gas service provider)

INTERESTED TRUSTEES

WILLIAM E. MAYER(2) (age 64)                 Managing Partner, Park Avenue Equity Partners (private equity) since February 1999
399 Park Avenue                              (formerly Founding Partner, Development Capital LLC from November 1996 to February
Suite 3204                                   1999). Oversees 120(3), Lee Enterprises (print media), WR Hambrecht + Co. (financial
New York, NY 10022                           service provider), First Health (healthcare), Reader's Digest (publishing) and
Trustee (since 1994)                         OPENFIELD Solutions (retail industry technology provider)

(2) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.

(3) Messrs. Lowry, Neuhauser and Mayer each also serve as a director/trustee of the All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.

(4) Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.

(5) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

OFFICERS

                                                      COLUMBIA MONEY MARKET FUND

NAME, ADDRESS AND AGE, POSITION WITH COLUMBIA
FUNDS, YEAR FIRST ELECTED OR APPOINTED TO OFFICE   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
VICKI L. BENJAMIN (age 42)                         Chief Accounting Officer of the Columbia Funds and Liberty All-Star Funds
One Financial Center                               since June 2001 (formerly Controller of the Columbia Funds and of the Liberty
Boston, MA 02111                                   All-Star Funds from May 2002 to May 2004); Controller and Chief Accounting
Chief Accounting Officer (since 2001)              Officer of the Galaxy Funds since September 2002 (formerly Vice President,
                                                   Corporate Audit, State Street Bank and Trust Company from May 1998 to April
                                                   2001).

MICHAEL CLARKE (age 34)                            Controller of the Columbia Funds and of the Liberty All-Star Funds since 2004
One Financial Center                               (formerly Assistant Treasurer from June 2002 to May 2004; Vice President,
Boston, MA 02111                                   Product Strategy & Development of Liberty Funds Group from February 2001 to
Controller (since 2004)                            June 2002; Assistant Treasurer of the Liberty Funds and of the Liberty
                                                   All-Star Funds from August 1999 to February 2001; Audit Manager at Deloitte &
                                                   Touche LLP from May 1997 to August 1999).

J. KEVIN CONNAUGHTON (age 39)                      President of the Columbia Funds since February 27, 2004; Treasurer of the
One Financial Center                               Columbia Funds and of the Liberty All-Star Funds since December 2000; Vice
Boston, MA 02111                                   President of the Advisor since April 2003 (formerly Chief Accounting Officer
Treasurer (since 2000) and                         and Controller of the Liberty Funds and Liberty All-Star Funds from February
President (since 2004)                             1998 to October 2000); Treasurer of the Galaxy Funds since September 2002;
                                                   Treasurer, Columbia Management Multi-Strategy Hedge Fund, LLC since December
                                                   2002 (formerly Vice President of Colonial from February 1998 to October 2000).

DAVID A. ROZENSON (age 49)                         Secretary of the Columbia Funds and of the Liberty All-Star Funds since
One Financial Center                               December 2003; Senior Counsel, Fleet Boston Financial Corporation since
Boston, MA 02111                                   January 1996; Associate General Counsel, Columbia Management Group since
Secretary (since 2003)                             November 2002.

IMPORTANT INFORMATION ABOUT THIS REPORT

                                                      COLUMBIA MONEY MARKET FUND

TRANSFER AGENT

Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

DISTRIBUTOR

Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

INVESTMENT ADVISOR

Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
125 High Street
Boston MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Money Market Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to its portfolio securities is available (i) without charge, upon request, by calling 800-345-6611 and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

COLUMBIA FUNDS

                                                      COLUMBIA MONEY MARKET FUND

                LARGE GROWTH  Columbia Common Stock
                              Columbia Growth
                              Columbia Growth Stock
                              Columbia Large Cap Growth
                              Columbia Tax-Managed Growth
                              Columbia Tax-Managed Growth II
                              Columbia Young Investor

                 LARGE VALUE  Columbia Disciplined Value
                              Columbia Growth & Income
                              Columbia Large Cap Core
                              Columbia Tax-Managed Value

               MIDCAP GROWTH  Columbia Acorn Select
                              Columbia Mid Cap Growth
                              Columbia Tax-Managed Aggressive Growth

                MIDCAP VALUE  Columbia Dividend Income
                              Columbia Mid Cap
                              Columbia Strategic Investor

                SMALL GROWTH  Columbia Acorn
                              Columbia Acorn USA
                              Columbia Small Company Equity

                 SMALL VALUE  Columbia Small Cap
                              Columbia Small-Cap Value

                    BALANCED  Columbia Asset Allocation
                              Columbia Balanced
                              Columbia Liberty Fund

                   SPECIALTY  Columbia Real Estate Equity
                              Columbia Technology
                              Columbia Utilities

        TAXABLE FIXED-INCOME  Columbia Contrarian Income
                              Columbia Corporate Bond
                              Columbia Federal Securities
                              Columbia Fixed Income Securities
                              Columbia High Yield
                              Columbia High Yield Opportunities
                              Columbia Income
                              Columbia Intermediate Bond
                              Columbia Intermediate Government Income
                              Columbia Quality Plus Bond
                              Columbia Short Term Bond
                              Columbia Strategic Income

               FLOATING RATE  Columbia Floating Rate
                              Columbia Floating Rate Advantage

                  TAX EXEMPT  Columbia High Yield Municipal
                              Columbia Intermediate Tax-Exempt Bond
                              Columbia Managed Municipals
                              Columbia National Municipal Bond
                              Columbia Tax-Exempt
                              Columbia Tax-Exempt Insured

     SINGLE STATE TAX EXEMPT  Columbia California Tax-Exempt
                              Columbia Connecticut Intermediate Municipal Bond Columbia Connecticut Tax-Exempt
                              Columbia Florida Intermediate Municipal Bond
                              Columbia Massachusetts Intermediate Municipal Bond Columbia Massachusetts Tax-Exempt
                              Columbia New Jersey Intermediate Municipal Bond Columbia New York Intermediate Municipal Bond Columbia New York Tax-Exempt
                              Columbia Oregon Municipal Bond
                              Columbia Pennsylvania Intermediate Municipal Bond Columbia Rhode Island Intermediate Municipal Bond

                MONEY MARKET  Columbia Money Market
                              Columbia Municipal Money Market

        INTERNATIONAL/GLOBAL  Columbia Acorn International
                              Columbia Acorn International Select
                              Columbia Europe
                              Columbia Global Equity
                              Columbia International Stock
                              Columbia Newport Asia Pacific
                              Columbia Newport Greater China
                              Columbia Newport Tiger

                       INDEX  Columbia Large Company Index
                              Columbia Small Company Index
                              Columbia U.S. Treasury Index


PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF A MUTUAL FUND CAREFULLY BEFORE INVESTING. CONTACT US AT 800-345-6611 FOR A PROSPECTUS WHICH CONTAINS THIS AND OTHER IMPORTANT INFORMATION ABOUT THE FUND. READ IT CAREFULLY BEFORE YOU INVEST.


For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

Columbia Management Group and Columbia Management refer collectively to the various investment advisory subsidiaries of Columbia Management Group, including Columbia Management Advisors, Inc., the registered investment advisor, and Columbia Funds Distributor, Inc.

[GRAPHIC]

eDelivery

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.


COLUMBIA MONEY MARKET FUND  ANNUAL REPORT, MARCH 31, 2004

                                                                     PRSRT STD
                                                                   U.S. POSTAGE
                                                                       PAID
                                                                   HOLLISTON, MA
                                                                   PERMIT NO. 20

[COLUMBIAFUNDS(R) LOGO]

A MEMBER OF COLUMBIA MANAGEMENT GROUP

(C) 2004 COLUMBIA FUNDS DISTRIBUTOR, INC.
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.345.6611 www.columbiafunds.com


                                                757-02/628R-0304 (05/04) 04/1079

ITEM 2. CODE OF ETHICS.

   (a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

   (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

   (c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that Douglas A. Hacker, Thomas
E. Stitzel, Anne-Lee Verville and Richard L. Woolworth, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Stitzel, Ms. Verville and Mr. Woolworth are each independent trustees, as defined in paragraph (a)(2) of this item's instructions and collectively constitute the entire Audit Committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

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Fee information below is disclosed in aggregate for the series of the registrant whose reports to stockholders are included in this annual filing. Effective in 2004, the series included in this filing changed its fiscal year-end to March 31 from June 30. Also, effective March 1, 2004, the registrant engaged new independent accountants. Unless otherwise noted, fees disclosed below represent fees paid or accrued to the current and predecessor principal accountants while each was engaged by the registrant.

(a) Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended March 31, 2004 and June 30, 2003 are as follows:

                          2004              2003
                         $20,460          $22,500

Audit Fees include amounts related to the audit of the fund's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Aggregate Audit-Related Fees billed by the principal accountant for professional services rendered during the fiscal years ended March 31, 2004 and June 30, 2003 are as follows:

                          2004                 2003
                         $4,000               $9,500

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above. In both fiscal years 2004 and 2003, Audit-Related Fees include certain agreed-upon procedures performed for semi-annual shareholder reports.
 In fiscal year 2003, Audit-Related Fees also include certain agreed-upon procedures performed: (1) during the conversion of the fund's accounting system, and (2) relating to fund mergers.

The "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. For the fund, the percentage of Audit-Related services that were approved under the "de minimis" exception during the fiscal years ended March 31, 2004 and June 30, 2003 were zero.

The pre-approval requirements for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. During the fiscal years ended March 31, 2004 and June 30, 2003, there were no Audit-Related Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

The percentage of Audit-Related fees required to be approved under paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during the fiscal years ended March 31, 2004 and June 30, 2003 were zero.

(c) Aggregate Tax Fees billed by the principal accountant for professional services rendered during the fiscal years ended March 31, 2004 and June 30, 2003 are as follows:

                          2004                 2003
                         $1,400               $1,200

Tax Fees include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Tax Fees in both fiscal years 2004 and 2003 are primarily for the review of annual tax returns.

The "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. For the fund, the percentage of Tax services that were approved under the "de minimis" exception during the fiscal years ended March 31, 2004 and June 30, 2003 were zero.

The pre-approval requirements for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. During the fiscal years ended March 31, 2004 and June 30, 2003, there were no Tax Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

The percentage of Tax fees required to be approved under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during the fiscal years ended March 31, 2004 and June 30, 2003 were zero.

(d) Aggregate All Other Fees billed by the principal accountant for professional services rendered during the fiscal years ended March 31, 2004 and June 30, 2003 are as follows:

                        2004                2003
                         $0                  $0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in (a)-(c) above.

The "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. For the fund, the percentage of All Other Fees that were approved under the "de minimis" exception during the fiscal years ended March 31, 2004 and June 30, 2003 were zero.

The pre-approval requirements for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. During the fiscal year ended March 31, 2004, All Other Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were approximately $95,000 (note that fees were paid to the current principal accountant). During the fiscal year ended June 30, 2003, All Other Fees that would have been subject to pre-approval had paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X been applicable at the time the services were provided, were approximately $95,000 (note that fees were paid to the current principal accountant). For both fiscal years, All Other Fees relate to internal controls reviews of the fund's transfer agent.

The percentage of All Other Fees required to be approved under paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during the fiscal years ended March 31, 2004 and June 30, 2003 were zero.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

I. GENERAL OVERVIEW

The Audit Committee of the registrant has adopted a formal policy (the "Policy") which sets forth the procedures and the conditions pursuant to which the Audit Committee will pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant's independent auditor to the registrant and individual funds (collectively "Fund Services"), and (ii) all non-audit services provided by the registrant's independent auditor to the funds' adviser or a control affiliate of the adviser, that relate directly to the funds' operations and financial reporting (collectively "Fund-related Adviser Services"). A "control affiliate" is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term "adviser" is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser. The adviser and control affiliates are collectively referred to as "Adviser Entities."

The Audit Committee uses a combination of specific (on a case-by-case basis as potential services are contemplated) and general (pre-determined list of permitted services) pre-approvals. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

The Policy does not delegate the Audit Committee's responsibilities to pre-approve services performed by the independent auditor to management.

II. GENERAL PROCEDURES

On an annual basis, the Fund Treasurer and/or Director of Trustee
Administration shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to general pre-approval.

These schedules will provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fees for each instance of providing each service. This general pre-approval and related fees (where provided) will generally cover a one-year period (for example, from July 1 through June 30 of the following year). The Audit Committee will review and approve the types of services and review the projected fees for the next one-year period and may add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations. This approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform. The fee amounts will be updated to the extent necessary at other regularly scheduled meetings of the Audit Committee.

In addition to the fees for each individual service, the Audit Committee has the authority to implement a fee cap on the aggregate amount of non-audit services provided to an individual fund.

If, subsequent to general pre-approval, a fund, its investment adviser or a control affiliate determines that it would like to engage the independent auditor to perform a service that requires pre-approval and that is not included in the general pre-approval list, the specific pre-approval procedure shall be as follows:

     - A brief written request shall be prepared by management detailing the proposed engagement with explanation as to why the work is proposed to be performed by the independent auditor;
     - The request should be addressed to the Audit Committee with copies to the Fund Treasurer and/or Director of Trustee Administration;
     - The Fund Treasurer and/or Director of Trustee Administration will arrange for a discussion of the service to be included on the agenda for the next regularly scheduled Audit Committee meeting, when the Committee will discuss the proposed engagement and approve or deny the request.
     - If the timing of the project is critical and the project needs to commence before the next regularly scheduled meeting, the Chairperson of the Audit Committee may approve or deny the request on behalf of the Audit Committee, or, in the Chairperson's discretion, determine to call a special meeting of the Audit Committee for the purpose of considering the proposal. Should the Chairperson of the Audit Committee be unavailable, any other member of the Audit Committee may serve as an alternate for the purpose of approving or denying the request. Discussion with the Chairperson (or alternate, if necessary) will be arranged by the Fund Treasurer and/or Director of Trustee Administration. The independent auditor will not commence any such project unless and until specific approval has been given.

III. CERTAIN OTHER SERVICES PROVIDED TO ADVISER ENTITIES

The Audit Committee recognizes that there are cases where services proposed to be provided by the independent auditor to the adviser or control affiliates are not Fund-related Adviser Services within the meaning of the Policy, but nonetheless may be relevant to the Audit Committee's ongoing evaluation of the auditor's independence and objectivity with respect to its audit services to the funds. As a result, in all cases where an Adviser Entity engages the independent auditor to provide audit or non-audit services that are not Fund Services or Fund-related Adviser Services, were not subject to pre-approval by the Audit Committee, and the projected fees for any such engagement (or the aggregate of all such engagements during the period covered by the Policy) exceeds a pre-determined threshold established by the Audit Committee; the independent auditor, Fund Treasurer and/or Director of Trustee Administration will notify the Audit Committee not later than its next meeting. Such notification shall include a general description of the services provided, the entity that is to be the recipient of such services, the timing of the engagement, the entity's reasons for selecting the independent auditor, and the projected fees. Such information will allow the Audit Committee to consider whether non-audit services provided to the adviser and Adviser Entities, which were not subject to Audit Committee pre-approval, are compatible with maintaining the auditor's independence with respect to the Funds.

IV. REPORTING TO THE AUDIT COMMITTEE

The Fund Treasurer or Director of Trustee Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including:

     -  A general description of the services, and
     -  Actual billed and projected fees, and
     - The means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

In addition, the independent auditor shall report to the Audit Committee annually, and no more than 90 days prior to the filing of audit reports with the SEC, all non-audit services provided to entities in the funds' "investment company complex," as defined by SEC rules, that did not require pre-approval under the Policy.

V. AMENDMENTS; ANNUAL APPROVAL BY AUDIT COMMITTEE

The Policy may be amended from time to time by the Audit Committee. Prompt notice of any amendments will be provided to the independent auditor, Fund Treasurer and Director of Trustee Administration. The Policy shall be reviewed and approved at least annually by the Audit Committee.

                                *****

(e)(2) This information has been included in items (b)-(d) above.

(f) Not applicable.

(g) All non-audit fees billed by the registrant's accountant for services rendered to the registrant for the fiscal years ended March 31, 2004 and June 30, 2003 are disclosed in (b)-(d) above.

All non-audit fees billed by the registrant's accountant for services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended March 31, 2004 and June 30, 2003 are also disclosed in (b)-(d) above. Such fees were approximately $95,000 and $95,000, respectively.

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable at this time.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not filed Schedule 14A subsequent to the effective date of that Schedule's Item 7(d)(2)(ii)(G). However, it is the registrant's policy to consider candidates for the Board of Trustees/Directors who are recommend by shareholders. A Fund shareholder who wishes to nominate a candidate to the Board may send information regarding prospective candidates to the Fund's Governance Committee, care of the Fund's Secretary. The information should include evidence of the shareholder's Fund ownership, a full listing of the proposed candidate's education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is not an "interested person" under the 1940 Act and "independent" under NYSE Listing Standards in relation to the Fund, and such other information as may be helpful to the independent trustees/directors in evaluating the candidate. All satisfactorily completed information packages regarding a candidate will be forwarded to an independent trustee/director for consideration.

ITEM 10. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive officer and principal financial officer, based on his evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, has concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

   (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)   Columbia Funds Trust II
            ----------------------------------------------------------------

By (Signature and Title)   /s/ J. Kevin Connaughton
                        ----------------------------------------------------
                               J. Kevin Connaughton, President and Treasurer

Date                           June 7, 2004
    ------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)   /s/ J. Kevin Connaughton
                        ----------------------------------------------------
                               J. Kevin Connaughton, President and Treasurer

Date                           June 7, 2004
    ------------------------------------------------------------------------